EXHIBIT 99.2
                                  ------------

         The following unaudited pro forma Balance Sheet and Statements of Income set forth the financial condition of Movado Group, Inc. and its subsidiaries at October 31, 1998 (unaudited) and results of operations for the nine months then ended and for the fiscal year ended January 31, 1998 (unaudited) after giving effect to the disposition of the Piaget brand as if such disposition occurred at the beginning of such periods. Piaget brand expenses reflect only those expenses that are directly attributable to the brand and do not include general allocations. The unaudited pro forma statements of income are not necessarily indicative of either the results of operations that would have occurred had the dispositions actually occurred at the beginning of the periods presented or the future results of the now separate entities.


                               MOVADO GROUP, INC.
                             Pro Forma Balance Sheet

                                OCTOBER 31, 1998

                                    UNAUDITED
                                    ($000's)

                                                           As          Piaget          Pro forma      Pro forma
                                                        Reported        Brand         Adjustments      Results
                                                        --------       ------         -----------     ---------
   Cash                                                 $  5,469                                       $  5,469
   Trade, receivables, net                               138,076      $ 7,961                           130,115
   Inventories                                           121,551       15,225                           106,326
   Other                                                  20,749                                         20,749
                                                         -------       ------                           -------
   CURRENT ASSETS                                        285,845       23,186                           262,659
                                                         -------       ------                           -------

   Plant, property and equipment, net                     23,451        1,300                            22,151
   Other assets                                           11,460        1,169                            10,291

TOTAL ASSETS                                            $320,756      $25,655                          $295,201
                                                         =======       ======                           =======

                                                           As          Piaget          Pro forma      Pro forma
                                                        Reported        Brand         Adjustments      Results
                                                        --------       ------         -----------     ---------
LIABILITIES AND STOCKHOLDERS' EQUITY
------------------------------------
Loans payable to banks                                  $ 53,611      $25,519 (d)                       $27,992
Current portion of long-term debt                          5,000                                          5,000
Accounts Payable                                          15,733                                         15,733
Accrued Liabilities                                       26,021           36                            25,985
Deferred and current income taxes payable                  9,560                                          9,560
                                                         -------       ------                            ------

CURRENT LIABILITIES                                      109,925       25,655                            84,270
                                                         -------       ------                            ------

Long-term debt                                            35,000                                         35,000
Deferred & noncurrent foreign income taxes                 5,950                                          5,950
Other liabilities                                          1,863                                          1,863
                                                         -------       ------                            ------

TOTAL LIABILITIES                                        152,739       25,655                           127,083
-----------------                                        -------       ------                           -------

Common stock                                                 129                                            129
Capital in excess of par value                            64,872                                         64,872
Retained earnings                                        100,965                      $    0 (a)        100,965
Accumulated other comprehensive income                     4,497                                          4,497
Treasury stock                                           (2,445)                                        (2,445)
                                                         -------       ------         ------            -------

TOTAL LIABILITIES & STOCKHOLDERS' EQUITY                $320,756      $25,555         $    0           $295,201
----------------------------------------                 =======       ======         ======            =======


                               MOVADO GROUP, INC.
                          Pro Forma Statement of Income
                   For the Nine Months Ended October 31, 1998
                                    Unaudited
                                    ($000's)

                                                           As          Piaget          Pro forma      Pro forma
                                                        Reported        Brand         Adjustments      Results
                                                        --------       ------         -----------     ---------
Net Sales                                               $208,039      $11,152                          $196,887

Cost of Sales                                             86,272        6,644                            79,628
                                                         -------       ------                           -------

Gross Profit                                             121,767        4,508                           117,259
                                                         -------       ------                           -------

Selling, general and administrative expenses              97,633        3,538                            94,095
                                                         -------       ------                           -------

Operating Income                                          24,134         970                             23,164


Net interest expense                                       3,951                       $1,244 (b)         2,707
                                                         -------                        ---------       -------

Income before income taxes                                20,183          970               1,244        20,457

Provision for income taxes                                 4,642          223                 497         4,916
                                                         -------       ------                 ---       -------

Net Income                                              $ 15,541      $   747          $      747      $ 15,541
                                                          ======       ======                 ===       =======


Net income per share--Basic:                               $1.21                                          $1.21
                                                           -----                                          -----
Net income per share--Diluted:                             $1.17                                          $1.17
                                                           -----                                          -----

                               MOVADO GROUP, INC.
                         Pro Forma Statements of Income
                   For the fiscal year ended January 31, 1998
                                    Unaudited
                                    ($000's)

                                                           As          Piaget          Pro forma      Pro forma
                                                        Reported        Brand         Adjustments      Results
                                                        --------       ------         -----------     ---------
Net Sales                                               $237,005      $18,156                          $218,849

Cost of Sales                                             97,456       12,127                            85,328
                                                         -------       ------                           -------

Gross Profit                                             139,549        6,029                           133,520

Selling, general and administrative expenses             113,593        5,425                           108,168
                                                         -------       ------                           -------

Operating Income                                          25,956          604                            25,353

Net interest expense                                       5,383                       $1,651 (b)         3,732
                                                         -------       ------           ---------       -------

Income before income taxes                                20,573          604               1,651        21,620

Provision for income taxes                                 4,731          139              660(c)         5,252
                                                         -------       ------              ------       -------

Net Income                                              $ 15,842      $   465          $      991        16,368
                                                          ======       ======              ======       =======


Net income per share--Basic:                               $1.35                                          $1.39
                                                           -----                                          -----
Net income per share--Diluted:                             $1.29                                          $1.34
                                                           -----                                          -----

Notes to unaudited pro forma statements (unaudited):

(a) - Represents the net effect of the lost income of the Piaget brand offset by the net income related to assumed interest savings.
(b) - Represents the assumed interest savings computed as the net book value of the asset reduction at an assumed 6.5% average borrowing costs.
(c) - Income reductions were tax effected at the company's effective rate of 23% in both periods presented. Interest savings have been tax effected at 40% as the interest is primarily in the U.S.
(d) - Net asset reduction is assumed to be used to pay short-term bank borrowing.